UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 2, 2006
                Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                         Kansas                            48-1209939
            (State or other jurisdiction of             (I.R.S. Employer
             incorporation or organization)            Identification No.)

         9401 Indian Creek Parkway, Suite 1500
                 Overland Park, Kansas                       66210
       (Address of principal executive offices)            (Zip Code)


                                 (913) 234-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
       (Former name and former fiscal year, if changed since last report.)

                                 Not applicable
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated November 2, 2006 concerning the QC Holdings, Inc. (the "Company") financial results for the three and nine months ended September 30, 2006.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this
Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits


     99.1 News release issued by QC Holdings, Inc., dated November 2, 2006, titled "QC Holdings, Inc. Reports $2.4 Million Increase in Income During Third Quarter 2006" that reports the Company's financial results for the three and nine months ended September 30, 2006.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           QC Holdings, Inc.


Date: November 2, 2006                     By: /s/ Douglas E. Nickerson
                                           ----------------------------
                                           Douglas E. Nickerson
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)